Exhibit 99.2

May 5, 2020

Cheniere Partners Announces Pricing of $2.0 Billion Senior Secured Notes due 2030 by Sabine Pass Liquefaction, LLC

HOUSTON—(BUSINESS WIRE)—Cheniere Energy Partners, L.P. (“Cheniere Partners”) (NYSE American: CQP) today announced that its subsidiary, Sabine Pass Liquefaction, LLC (“SPL”), has priced its previously announced offering of Senior Secured Notes due 2030 (the “SPL 2030 Notes”). The principal amount of the SPL 2030 Notes will be $2.0 billion and the SPL 2030 Notes will bear interest at a rate of 4.500% per annum. The SPL 2030 Notes will be issued at a price equal to 99.744% of par to yield 4.532% and will mature on May 15, 2030. The closing of the offering is expected to occur on May 8, 2020.

SPL intends to use the net proceeds from the offering, together with cash on hand, to redeem all of SPL’s outstanding 5.625% Senior Secured Notes due 2021 (the “SPL 2021 Notes”). The SPL 2030 Notes will rank pari passu in right of payment with all existing and future senior secured indebtedness of SPL, including the SPL 2021 Notes, its outstanding senior secured notes due 2022, senior secured notes due 2023, senior secured notes due 2024, senior secured notes due 2025, senior secured notes due 2026, senior secured notes due 2027, senior secured notes due 2028, senior secured notes due 2037 and its obligations under its working capital facility.

The offer of the SPL 2030 Notes has not been registered under the Securities Act of 1933, as amended (the “Securities Act”) and the SPL 2030 Notes may not be offered or sold in the United States absent registration under the Securities Act or an applicable exemption from the registration requirements of the Securities Act. This press release shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale of these securities would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Forward-Looking Statements

This press release contains certain statements that may include “forward-looking statements.” All statements, other than statements of historical or present facts or conditions, included herein are “forward-looking statements.” Included among “forward-looking statements” are, among other things, (i) statements regarding Cheniere Partners’ business strategy, plans and objectives, including the development, construction and operation of liquefaction facilities, (ii) statements regarding expectations regarding regulatory authorizations and approvals, (iii) statements expressing beliefs and expectations regarding the development of Cheniere Partners’ LNG terminal and liquefaction business, (iv) statements regarding the business operations and prospects of third parties, (v) statements regarding potential financing arrangements, and (vi) statements regarding future discussions and entry into contracts. Although Cheniere Partners believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Cheniere Partners’ actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in Cheniere Partners’ periodic reports that are filed with and available from the Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Other than as required under the securities laws, Cheniere Partners does not assume a duty to update these forward-looking statements.

View source version on businesswire.com: https://www.businesswire.com/news/home/20200505006047/en/

Cheniere Energy Partners, L.P.

Investors

Randy Bhatia, 713-375-5479

Megan Light, 713-375-5492

or

Media Relations

Eben Burnham-Snyder, 713-375-5764

Jenna Palfrey, 713-375-5491

Source: Cheniere Energy Partners, L.P.